EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS SECOND QUARTER 2021 RESULTS
Second Quarter Net Loss Attributable to Common Stockholders was $69.5 Million
Second Quarter Comparable Hotel EBITDA was $45.6 Million
Second Quarter Adjusted EBITDAre was $31.4 Million
Second Quarter AFFO Per Diluted Share was $0.04

DALLAS – July 28, 2021 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2021. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2021 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2021 with the second quarter ended June 30, 2020 (see discussion below). All data presented in this press release gives effect to the 1-for-10 reverse stock split completed on July 16, 2021 with regard to share counts and per share data. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS
•Comparable RevPAR for all hotels increased 372% to $78.13 during the quarter on a 21.8% increase in ADR and a 287.5% increase in occupancy.
•Net loss attributable to common stockholders was $(69.5) million or $(4.35) per diluted share for the quarter.
•Adjusted EBITDAre was $31.4 million for the quarter.
•Adjusted funds from operations (AFFO) was $0.04 per diluted share for the quarter.
•The Company ended the quarter with cash and cash equivalents of $520.4 million and restricted cash of $70.1 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $15.9 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•During the quarter, the Company announced that it signed a modification agreement improving the loan extension terms on its $240 million Renaissance Nashville/Westin Princeton Pool representing 2 hotels.
•Capex invested during the quarter was $4.5 million.

AHT Reports Second Quarter Results

July 28, 2021

ASHFORD TRUST JOINS RUSSELL 2000®, RUSSELL 3000® AND RUSSELL MICROCAP® INDEXES
Ashford Trust was added to the U.S. small-cap Russell 2000® Index, the U.S. broad-market Russell 3000® Index, and the Russell Microcap® Index, as part of the Russell Indexes annual reconstitution. The additions were effective on June 28, 2021. Russell indexes are widely used by investment managers and institutional investors for index funds and as benchmarks for active investment strategies. Approximately $10.6 trillion in assets are benchmarked against Russell's U.S. indexes. Russell indexes are part of FTSE Russell, a leading global index provider.

CAPITAL STRUCTURE
At June 30, 2021, the Company had total loans of $3.9 billion with a blended average interest rate of 4.1%. At the end of the quarter, approximately 98% of the Company’s hotels were in cash traps under their respective loans. This means any excess cash flow generated by those hotels will be held by the lender and will not be available for corporate purposes. The Company expects many of these hotels to remain in cash traps for the foreseeable future.

The Company has been actively exchanging its preferred stock for common stock. To date, the Company has exchanged 15.2 million shares of its preferred stock, approximately 67% of its preferred shares prior to initiating the exchanges and representing approximately $379 million of liquidation value, into 10.2 million shares of common stock.

The Company has also been opportunistically raising equity capital to delever its balance sheet and improve its liquidity. During the second quarter, and subsequent to the end of the quarter, the Company issued approximately 12.5 million common shares raising approximately $431.6 million in gross proceeds. This brings the total gross proceeds for the year to $477.5 million from the sale of its common stock.

Subsequent to quarter end, the Company announced that its Board of Directors unanimously approved a reverse split of the Company’s common stock at a ratio of 1-for-10. The reverse stock split became effective after the close of business on July 16, 2021, at which time each share of the Company’s issued and outstanding common stock and equivalents was converted into 1/10th of a share of the Company’s common stock. The common stock commenced trading on the New York Stock Exchange on July 19, 2021, on the split-adjusted basis.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors previously announced a suspension of its common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock and common units for the second quarter ending June 30, 2021. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company also did not pay a dividend on its preferred stock for the second quarter ending June 30, 2021.

PORTFOLIO REVPAR
As of June 30, 2021, the portfolio consisted of 100 hotels.

•Comparable RevPAR increased 372% to $78.13 for all hotels on a 21.8% increase in ADR and a 287.5% increase in occupancy.

“I’m pleased to report that our portfolio generated positive Hotel EBITDA in the second quarter driven by pent-up leisure demand,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer.

AHT Reports Second Quarter Results

July 28, 2021

“We remain committed to maximizing value for shareholders and, in addition to our strong hotel performance this quarter, we continue to take decisive actions to enhance our liquidity and deleverage our balance sheet. We’ve enhanced our operational and financial flexibility by securing forbearance agreements on $3.6 billion of loans and exchanging approximately $379 million of our preferred equity for common equity. Additionally, earlier this year we announced a long-term capital agreement for up to $450 million and, year-to-date we have raised approximately $478 million from the sale of our common stock. We have substantial access to capital, ample liquidity for multiple years and believe our attractive hotel portfolio is well-positioned to capitalize on the industry recovery we are already seeing. Further, we’ve materially reduced our monthly cash utilization, handed back uneconomic assets to lenders, significantly delevered our balance sheet, and have no significant debt maturities until 2024-2025, assuming extensions are exercised.”

Hays added, “We were also pleased to become a member of the U.S. small-cap Russell 2000® Index, the U.S. broad-market Russell 3000® Index, and the Russell Microcap® Index. We’re committed to making owning Ashford Trust’s common stock as shareholder friendly as possible and believe our inclusion in the Russell indexes will provide increased visibility within the investment community and improve the liquidity of our stock. The lodging industry is showing clear signs of improvement and, looking ahead, our geographically diverse portfolio is well-positioned with high exposure to transient leisure customers, and we believe our improved liquidity profile and ongoing deleveraging initiatives position us to capitalize on this recovery.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, July 29, 2021, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Thursday, August 5, 2021, by dialing (412) 317-6671 and entering the confirmation number, 13720454.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2021 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com on Thursday, July 29, 2021, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Follow CEO Rob Hays on Twitter at https://twitter.com/aht_rob or @aht_rob.

AHT Reports Second Quarter Results

July 28, 2021

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to regain S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2021	December 31, 2020
ASSETS
Investments in hotel properties, net	$3,303,131	$3,426,982
Cash and cash equivalents	520,387	92,905
Restricted cash	70,090	74,408
Accounts receivable, net of allowance of $465 and $441, respectively	37,242	21,760
Inventories	2,631	2,447
Notes receivable, net	8,555	8,263
Investment in OpenKey	2,533	2,811
Deferred costs, net	6,223	1,851
Prepaid expenses	15,752	18,401
Derivative assets, net	128	263
Operating lease right-of-use assets	44,640	45,008
Other assets	22,587	23,303
Intangible assets, net	797	797
Due from related parties, net	7,407	5,801
Due from third-party hotel managers	15,917	9,383
Total assets	$4,058,020	$3,734,383

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,923,006	$3,728,911
Accounts payable and accrued expenses	110,761	99,954
Accrued interest payable	19,328	98,685
Dividends and distributions payable	236	868
Due to Ashford Inc., net	4,844	13,383
Due to related parties, net	800	—
Due to third-party hotel managers	889	184
Intangible liabilities, net	2,217	2,257
Operating lease liabilities	45,065	45,309
Other liabilities	5,085	5,336
Total liabilities	4,112,231	3,994,887

Redeemable noncontrolling interests in operating partnership	28,906	22,951
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,316,231 and 1,791,461 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	13	18
Series F Cumulative Preferred Stock, 1,470,944 and 2,891,440 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	15	29
Series G Cumulative Preferred Stock, 1,909,670 and 4,422,623 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	19	44
Series H Cumulative Preferred Stock, 1,457,815 and 2,668,637 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	14	27
Series I Cumulative Preferred Stock, 1,392,123 and 3,391,349 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	14	34
Common stock, $0.01 par value, 400,000,000 shares authorized, 22,320,857 and 6,436,250 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	223	64
Additional paid-in capital	2,181,467	1,809,455
Accumulated deficit	(2,264,954)	(2,093,292)
Total shareholders' equity (deficit) of the Company	(83,189)	(283,621)
Noncontrolling interests in consolidated entities	72	166
Total equity (deficit)	(83,117)	(283,455)
Total liabilities and equity/deficit	$4,058,020	$3,734,383

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
REVENUE
Rooms	$160,031	$37,439	$257,145	$253,246
Food and beverage	19,840	1,197	27,743	49,147
Other	12,986	4,153	23,414	21,501
Total hotel revenue	192,857	42,789	308,302	323,894
Other	555	276	940	1,048
Total revenue	193,412	43,065	309,242	324,942
EXPENSES
Hotel operating expenses
Rooms	37,336	12,642	61,060	65,108
Food and beverage	13,583	3,463	20,110	38,364
Other expenses	76,072	46,061	131,841	149,855
Management fees	7,441	4,389	12,968	14,938
Total hotel operating expenses	134,432	66,555	225,979	268,265
Property taxes, insurance and other	17,128	20,700	34,599	41,172
Depreciation and amortization	55,595	65,016	113,222	131,366
Impairment charges	—	27,605	—	55,218
Advisory services fee:
Base advisory fee	9,006	8,557	17,741	17,474
Reimbursable expenses	1,621	1,567	3,212	3,398
Non-cash stock/unit-based compensation	2,455	92	4,290	4,643
Incentive fee	6,472	—	6,472	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	610	597	636	739
Other general and administrative	2,092	4,111	9,063	7,461
Total operating expenses	229,411	194,800	415,214	529,736
Gain (loss) on disposition of assets and hotel properties	361	(6)	292	3,617
OPERATING INCOME (LOSS)	(35,638)	(151,741)	(105,680)	(201,177)
Equity in earnings (loss) of unconsolidated entities	(141)	(79)	(278)	(158)
Interest income	—	41	13	652
Other income (expense), net	245	(3,149)	474	(1,627)
Interest expense, net of discount amortization	(32,866)	(84,544)	(61,236)	(135,047)
Amortization of loan costs	(2,870)	(3,538)	(7,764)	(10,120)
Write-off of premiums, loan costs and exit fees	(787)	(1,935)	(4,166)	(2,030)
Gain (loss) on extinguishment of debt	10,604	—	10,604	—
Unrealized gain (loss) on marketable securities	—	479	—	(998)
Unrealized gain (loss) on derivatives	(3,236)	192	(2,317)	4,614
INCOME (LOSS) BEFORE INCOME TAXES	(64,689)	(244,274)	(170,350)	(345,891)
Income tax benefit (expense)	(572)	2,188	(301)	1,885
NET INCOME (LOSS)	(65,261)	(242,086)	(170,651)	(344,006)
(Income) loss attributable to noncontrolling interest in consolidated entities	13	120	94	168
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	956	37,350	3,227	55,021
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(64,292)	(204,616)	(167,330)	(288,817)
Preferred dividends	2,709	(10,644)	3,527	(21,288)
Gain (loss) on extinguishment of preferred stock	(7,887)	—	2,748	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(69,470)	$(215,260)	$(161,055)	$(310,105)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(4.35)	$(208.53)	$(13.21)	$(304.58)
Weighted average common shares outstanding – basic	15,957	1,031	12,178	1,016
Diluted:
Net income (loss) attributable to common stockholders	$(4.35)	$(208.53)	$(13.21)	$(304.58)
Weighted average common shares outstanding – diluted	15,957	1,031	12,178	1,016
Dividends declared per common share:	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net income (loss)	$(65,261)	$(242,086)	$(170,651)	$(344,006)
Interest expense and amortization of discounts and loan costs, net	35,736	88,082	69,000	145,167
Depreciation and amortization	55,595	65,016	113,222	131,366
Income tax expense (benefit)	572	(2,188)	301	(1,885)
Equity in (earnings) loss of unconsolidated entities	141	79	278	158
Company's portion of EBITDA of OpenKey	(140)	(78)	(275)	(156)
EBITDA	26,643	(91,175)	11,875	(69,356)
Impairment charges on real estate	—	27,605	—	55,218
(Gain) loss on disposition of assets and hotel properties	(361)	6	(292)	(3,617)
EBITDAre	26,282	(63,564)	11,583	(17,755)
Amortization of unfavorable contract liabilities	53	59	106	108
(Gain) loss on insurance settlements	—	(148)	—	(148)
Write-off of premiums, loan costs and exit fees	787	1,935	4,166	2,030
(Gain) loss on extinguishment of debt	(10,604)	—	(10,604)	—
Other (income) expense, net	(245)	3,150	(474)	1,659
Transaction and conversion costs	413	1,794	1,922	2,535
Legal, advisory and settlement costs	1,849	40	4,496	185
Unrealized (gain) loss on marketable securities	—	(479)	—	998
Unrealized (gain) loss on derivatives	3,236	(192)	2,317	(4,614)
Dead deal costs	—	16	689	117
Uninsured remediation costs	—	—	374	—
Non-cash stock/unit-based compensation	3,105	841	5,049	5,747
Advisory services incentive fee	6,472	—	6,472	—
Company's portion of adjustments to EBITDAre of OpenKey	2	3	12	9
Adjusted EBITDAre	$31,350	$(56,545)	$26,108	$(9,129)
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net income (loss)	$(65,261)	$(242,086)	$(170,651)	$(344,006)
(Income) loss attributable to noncontrolling interest in consolidated entities	13	120	94	168
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	956	37,350	3,227	55,021
Preferred dividends	2,709	(10,644)	3,527	(21,288)
Gain (loss) on extinguishment of preferred stock	(7,887)	—	2,748	—
Net income (loss) attributable to common stockholders	(69,470)	(215,260)	(161,055)	(310,105)
Depreciation and amortization on real estate	55,559	64,970	113,149	131,268
(Gain) loss on disposition of assets and hotel properties	(361)	6	(292)	(3,617)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(956)	(37,350)	(3,227)	(55,021)
Equity in (earnings) loss of unconsolidated entities	141	79	278	158
Impairment charges on real estate	—	27,605	—	55,218
Company's portion of FFO of OpenKey	(140)	(79)	(276)	(158)
FFO available to common stockholders and OP unitholders	(15,227)	(160,029)	(51,423)	(182,257)
(Gain) loss on extinguishment of preferred stock	7,887	—	(2,748)	—
Write-off of premiums, loan costs and exit fees	787	1,935	4,166	2,030
(Gain) loss on extinguishment of debt	(10,604)	—	(10,604)	—
(Gain) loss on insurance settlements	—	(148)	—	(148)
Other (income) expense, net	(245)	3,150	(474)	1,659
Transaction and conversion costs	413	1,794	2,296	2,535
Legal, advisory and settlement costs	1,849	40	4,496	185
Unrealized (gain) loss on marketable securities	—	(479)	—	998
Unrealized (gain) loss on derivatives	3,236	(192)	2,317	(4,614)
Dead deal costs	—	16	689	117
Uninsured remediation costs	—	—	374	—
Non-cash stock/unit-based compensation	3,105	841	5,049	5,747
Amortization of term loan exit fee	211	—	2,660	—
Amortization of loan costs	2,866	3,536	7,757	10,116
Advisory services incentive fee	6,472	—	6,472	—
Company's portion of adjustments to FFO of OpenKey	2	3	12	9
Adjusted FFO available to common stockholders and OP unitholders	$752	$(149,533)	$(28,961)	$(163,623)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.04	$(123.22)	$(2.06)	$(135.74)
Weighted average diluted shares	18,059	1,214	14,057	1,205

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
June 30, 2021
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (12)	Interest Rate (1)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel EBITDA (13)	Comparable TTM EBITDA Debt Yield
Morgan Stanley Pool - 17 hotels	November 2021	November 2024	LIBOR + 3.00%	$—	$419,000	$419,000	(2)	$6,023	1.4%
GACC Gateway - 1 hotel	November 2021	November 2021	6.26%	81,262	—	81,262		(1,810)	(2.2)%
JPMorgan Chase La Posada - 1 hotel	November 2021	November 2023	LIBOR + 2.55%	—	25,000	25,000	(3)	921	3.7%
JPMorgan Chase - 8 hotels	February 2022	February 2025	LIBOR + 3.07%	—	395,000	395,000	(4)	1,467	0.4%
BAML Princeton/Nashville - 2 hotels	March 2022	March 2026	LIBOR + 2.75%	—	240,000	240,000	(5)	(830)	(0.3)%
BAML Highland Pool - 19 hotels	April 2022	April 2025	LIBOR + 3.20%	—	914,281	914,281	(6)	3,947	0.4%
KEYS Pool A - 7 hotels	June 2022	June 2025	LIBOR + 3.65%	—	180,720	180,720	(7)	5,467	3.0%
KEYS Pool B - 7 hotels	June 2022	June 2025	LIBOR + 3.39%	—	174,400	174,400	(7)	166	0.1%
KEYS Pool C - 5 hotels	June 2022	June 2025	LIBOR + 3.73%	—	221,040	221,040	(7)	(105)	—%
KEYS Pool D - 5 hotels	June 2022	June 2025	LIBOR + 4.02%	—	262,640	262,640	(7)	10,272	3.9%
KEYS Pool E - 5 hotels	June 2022	June 2025	LIBOR + 2.73%	—	160,000	160,000	(7)	6,352	4.0%
KEYS Pool F - 5 hotels	June 2022	June 2025	LIBOR + 3.68%	—	215,120	215,120	(7)	(888)	(0.4)%
Morgan Stanley Ann Arbor - 1 hotel	July 2022	July 2023	LIBOR + 3.95%	—	33,200	33,200	(8)	(1,074)	(3.2)%
Prudential Boston Back Bay - 1 hotel	November 2022	November 2022	LIBOR + 2.00%	—	97,629	97,629		(3,702)	(3.8)%
BAML Indigo Atlanta - 1 hotel	December 2022	December 2024	LIBOR + 2.25%	—	16,100	16,100	(9)	392	2.4%
Aareal Le Pavillon - 1 hotel	January 2023	January 2025	LIBOR + 3.40%	—	37,000	37,000	(10)	(963)	(2.6)%
Aareal Hilton Alexandria - 1 hotel	June 2023	June 2023	LIBOR + 2.45%	—	73,450	73,450		(612)	(0.8)%
GACC Manchester RI - 1 hotel	January 2024	January 2024	5.49%	6,587	—	6,587		492	7.5%
GACC Jacksonville RI - 1 hotel	January 2024	January 2024	5.49%	9,615	—	9,615		1,192	12.4%
Oaktree Capital Term Loan	January 2024	Janaury 2026	16.00%	214,907	—	214,907	(11)	N/A	N/A
Key Bank Manchester CY - 1 hotel	May 2024	May 2024	4.99%	6,260	—	6,260		50	0.8%
Southside Bank Ashton - 1 hotel	June 2024	June 2024	LIBOR + 2.00%	—	8,881	8,881		35	0.4%
Morgan Stanley Pool C2 - 2 hotels	August 2024	August 2024	4.85%	11,668	—	11,668		702	6.0%
Morgan Stanley Pool C3 - 3 hotels	August 2024	August 2024	4.90%	23,332	—	23,332		1,370	5.9%
BAML Pool 3 - 3 hotels	February 2025	February 2025	4.45%	50,098	—	50,098		2,368	4.7%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	24,151	—	24,151		2,974	12.3%
Total				$427,880	$3,473,461	$3,901,341		$34,206	0.9%
Percentage				11.0%	89.0%	100.0%
Weighted average interest rate (1)				10.69%	3.33%	4.13%
All indebtedness is non-recourse with the exception of the term loan.
(1)    Interest rates do not include default or late payment rates in effect on some mortgage loans.
(2)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in November 2020.
(3)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in November 2020.This mortgage loan has a LIBOR floor of 1.25%.
(4)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in February 2021.
(5)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in March 2021.
(6)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in April 2021.
(7)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in June 2021.
(8)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%.
(9)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%.
(10)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(11)    This term loan has two one-year extension options, subject to satisfaction of certain conditions.
(12)    The final maturity date assumes all available extension options will be exercised.
(13)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
June 30, 2021
(dollars in thousands)
(unaudited)

	2021	2022	2023	2024	2025	Thereafter	Total
GACC Gateway - 1 hotel	$78,430	$—	$—	$—	$—	$—	$78,430
Prudential Boston Back Bay - 1 hotel	—	97,000	—	—	—	—	97,000
Aareal Hilton Alexandria - 1 hotel	—	—	73,450	—	—	—	73,450
Morgan Stanley Ann Arbor - 1 hotel	—	—	33,200	—	—	—	33,200
JPMorgan Chase La Posada - 1 hotel	—	—	25,000	—	—	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	—	9,036	—	—	9,036
GACC Manchester RI - 1 hotel	—	—	—	6,191	—	—	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	5,767	—	—	5,767
Southside Bank Ashton - 1 hotel	—	—	—	8,881	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	—	—	—	10,755	—	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	21,522	—	—	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	419,000	—	—	419,000
BAML Indigo Atlanta - 1 hotel	—	—	—	15,781	—	—	15,781
Aareal Le Pavillon - 1 hotel	—	—	—	—	36,200	—	36,200
JPMorgan Chase - 8 hotels	—	—	—	—	395,000	—	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	45,298	—	45,298
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	—	22,030	—	22,030
BAML Highland Pool - 19 hotels	—	—	—	—	907,030	—	907,030
KEYS Pool A - 7 hotels	—	—	—	—	180,720	—	180,720
KEYS Pool B - 7 hotels	—	—	—	—	174,400	—	174,400
KEYS Pool C - 5 hotels	—	—	—	—	221,040	—	221,040
KEYS Pool D - 5 hotels	—	—	—	—	262,640	—	262,640
KEYS Pool E - 5 hotels	—	—	—	—	160,000	—	160,000
KEYS Pool F - 5 hotels	—	—	—	—	215,120	—	215,120
Oaktree Capital Term Loan	—	—	—	—	—	214,907	214,907
BAML Princeton/Nashville - 2 hotels	—	—	—	—	—	240,000	240,000
Principal due in future periods	78,430	97,000	131,650	496,933	2,619,478	454,907	3,878,398
Scheduled amortization payments remaining	13,252	2,933	3,237	3,220	301	—	22,943
Total indebtedness	$91,682	$99,933	$134,887	$500,153	$2,619,779	$454,907	$3,901,341

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$158,954	$(310)	$158,644	$37,388	$(3,802)	$33,586	325.15%	372.35%
RevPAR	$78.01	$(43.30)	$78.13	$16.60	$17.10	$16.55	369.85%	372.15%
Occupancy	56.91%	(58.29)%	56.90%	14.91%	16.99%	14.68%	281.69%	287.51%
ADR	$137.08	$(74.29)	$137.31	$111.34	$100.66	$112.69	23.12%	21.84%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$255,439	$(1,089)	$254,350	$252,164	$(21,272)	$230,892	1.30%	10.16%
RevPAR	$62.77	$(34.74)	$62.98	$55.82	$46.44	$56.88	12.44%	10.73%
Occupancy	49.55%	(51.81)%	49.53%	36.74%	35.85%	36.85%	34.87%	34.43%
ADR	$126.67	$(67.05)	$127.16	$151.92	$129.54	$154.38	(16.62)%	(17.63)%

NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2021	2020	% Variance	2021	2020	% Variance
Total hotel revenue	$191,472	$42,709	348.32%	$306,093	$322,412	(5.06)%
Non-comparable adjustments	(345)	(4,143)		(1,160)	(23,924)
Comparable total hotel revenue	$191,127	$38,566	395.58%	$304,933	$298,488	2.16%

Hotel EBITDA	$45,649	$(43,473)	205.01%	$51,468	$22,317	130.62%
Non-comparable adjustments	(22)	4,128		249	1,596
Comparable hotel EBITDA	$45,627	$(39,345)	215.97%	$51,717	$23,913	116.27%
Hotel EBITDA margin	23.84%	(101.79)%	125.63%	16.81%	6.92%	9.89%
Comparable hotel EBITDA margin	23.87%	(102.02)%	125.89%	16.96%	8.01%	8.95%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$58	$(22)	363.64%	$57	$15	280.00%
Hotel EBITDA attributable to the Company and OP unitholders	$45,591	$(43,451)	204.93%	$51,411	$22,302	130.52%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$45,569	$(39,323)	215.88%	$51,660	$23,898	116.17%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021	2021	2021	2021	2020	2020	2020	2020	2020	2020
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel revenue	$191,472	$(345)	$191,127	$114,621	$(815)	$113,806	$89,432	$(678)	$88,754	$92,519	$(4,306)	$88,213
Hotel EBITDA	$45,649	$(22)	$45,627	$5,819	$271	$6,090	$(9,260)	$314	$(8,946)	$(9,632)	$1,067	$(8,565)
Hotel EBITDA margin	23.84%		23.87%	5.08%		5.35%	(10.35)%		(10.08)%	(10.41)%		(9.71)%

EBITDA % of total TTM	140.1%		133.4%	17.9%		17.8%	(28.4)%		(26.2)%	(29.6)%		(25.0)%

JV interests in EBITDA	$58	$—	$58	$(1)	$—	$(1)	$(3)	$—	$(3)	$27	$—	$27

	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
	TTM	TTM	TTM
Total hotel revenue	$488,044	$(6,144)	$481,900
Hotel EBITDA	$32,576	$1,630	$34,206
Hotel EBITDA margin	6.67%		7.10%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$81	$—	$81
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2021	2021	2021	2020	2020	2020	% Variance	% Variance
Atlanta, GA Area	9	1,426	$82.94	$—	$82.94	$8.43	$—	$8.43	883.9%	883.9%
Boston, MA Area	2	705	67.00	—	67.00	9.69	(5.78)	10.86	591.4%	516.9%
Dallas / Ft. Worth, TX Area	7	1,526	68.44	—	68.44	11.81	—	11.81	479.5%	479.5%
Houston, TX Area	3	692	83.34	—	83.34	18.51	—	18.51	350.2%	350.2%
Los Angeles, CA Metro Area	6	1,619	86.00	—	86.00	22.92	—	22.92	275.2%	275.2%
Miami, FL Metro Area	2	414	140.58	—	140.58	8.68	(11.45)	7.51	1,519.6%	1,771.9%
Minneapolis - St. Paul, MN-WI Area	2	520	39.51	—	39.51	4.83	(0.49)	7.25	718.0%	445.0%
Nashville, TN Area	1	673	112.23	—	112.23	2.81	—	2.81	3,894.0%	3,894.0%
New York / New Jersey Metro Area	6	1,743	46.29	—	46.29	15.86	(48.36)	10.08	191.9%	359.2%
Orlando, FL Area	2	524	93.56	—	93.56	9.54	(8.05)	10.14	880.7%	822.7%
Philadelphia, PA Area	3	648	68.07	—	68.07	16.34	—	16.34	316.6%	316.6%
San Diego, CA Area	2	410	78.15	—	78.15	17.35	—	17.35	350.4%	350.4%
San Francisco - Oakland, CA Metro Area	7	1,547	71.04	—	71.04	24.62	—	24.62	188.5%	188.5%
Tampa, FL Area	2	571	110.53	—	110.53	15.50	—	15.50	613.1%	613.1%
Washington D.C. - MD - VA Area	9	2,426	47.13	—	47.13	7.48	—	7.48	530.1%	530.1%
Other Areas	37	6,869	91.02	(43.30)	91.57	23.27	(17.40)	24.33	291.1%	276.4%
Total Portfolio	100	22,313	$78.01	$(43.30)	$78.13	$16.60	$17.10	$16.55	369.9%	372.1%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2021	2021	2021		2020	2020	2020		% Variance	% Variance
Atlanta, GA Area	9	1,426	$2,841	$—	$2,841	6.2%	$(3,595)	$—	$(3,595)	9.1%	179.0%	179.0%
Boston, MA Area	2	705	(388)	—	(388)	(0.9)%	(2,888)	387	(2,501)	6.4%	86.6%	84.5%
Dallas / Ft. Worth, TX Area	7	1,526	3,266	—	3,266	7.2%	(2,564)	—	(2,564)	6.5%	227.4%	227.4%
Houston, TX Area	3	692	1,717	—	1,717	3.8%	(1,411)	—	(1,411)	3.6%	221.7%	221.7%
Los Angeles, CA Metro Area	6	1,619	4,107	—	4,107	9.0%	(1,379)	—	(1,379)	3.5%	397.8%	397.8%
Miami, FL Metro Area	2	414	1,860	—	1,860	4.1%	(1,870)	244	(1,626)	4.1%	199.5%	214.4%
Minneapolis - St. Paul, MN-WI Area	2	520	(93)	—	(93)	(0.2)%	(2,902)	1,701	(1,201)	3.1%	96.8%	92.3%
Nashville, TN Area	1	673	3,177	—	3,177	7.0%	(2,535)	—	(2,535)	6.4%	225.3%	225.3%
New York / New Jersey Metro Area	6	1,743	600	(3)	597	1.3%	(4,090)	248	(3,842)	9.8%	114.7%	115.5%
Orlando, FL Area	2	524	1,350	(1)	1,349	3.0%	(982)	331	(651)	1.7%	237.5%	307.2%
Philadelphia, PA Area	3	648	1,042	—	1,042	2.3%	(703)	—	(703)	1.8%	248.2%	248.2%
San Diego, CA Area	2	410	1,064	—	1,064	2.3%	(542)	—	(542)	1.4%	296.3%	296.3%
San Francisco - Oakland, CA Metro Area	7	1,547	1,737	—	1,737	3.8%	(1,906)	—	(1,906)	4.8%	191.1%	191.1%
Tampa, FL Area	2	571	1,965	—	1,965	4.3%	(1,312)	—	(1,312)	3.3%	249.8%	249.8%
Washington D.C. - MD - VA Area	9	2,426	644	—	644	1.4%	(6,416)	—	(6,416)	16.3%	110.0%	110.0%
Other Areas	37	6,869	20,760	(18)	20,742	45.4%	(8,378)	1,217	(7,161)	18.2%	347.8%	389.7%
Total Portfolio	100	22,313	$45,649	$(22)	$45,627	100.0%	$(43,473)	$4,128	$(39,345)	100.0%	205.0%	216.0%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2021	2021	2021	2020	2020	2020	% Variance	% Variance
Atlanta, GA Area	9	1,426	$71.92	$—	$71.92	$58.38	$—	$58.38	23.2%	23.2%
Boston, MA Area	2	705	46.53	—	46.53	45.61	(29.20)	50.50	2.0%	(7.9)%
Dallas / Ft. Worth, TX Area	7	1,526	56.76	—	56.76	53.42	—	53.42	6.3%	6.3%
Houston, TX Area	3	692	67.41	—	67.41	49.79	—	49.79	35.4%	35.4%
Los Angeles, CA Metro Area	6	1,619	72.49	—	72.49	66.48	—	66.48	9.0%	9.0%
Miami, FL Metro Area	2	414	116.91	—	116.91	80.42	(62.83)	87.81	45.4%	33.1%
Minneapolis - St. Paul, MN-WI Area	2	520	27.87	(6.17)	28.13	33.46	(41.48)	29.00	(16.7)%	(3.0)%
Nashville, TN Area	1	673	73.37	—	73.37	79.28	—	79.28	(7.5)%	(7.5)%
New York / New Jersey Metro Area	6	1,743	31.38	—	31.38	46.33	(74.34)	41.35	(32.3)%	(24.1)%
Orlando, FL Area	2	524	75.14	—	75.14	56.52	(50.61)	58.88	32.9%	27.6%
Philadelphia, PA Area	3	648	52.35	—	52.35	39.43	—	39.43	32.8%	32.8%
San Diego, CA Area	2	410	63.46	—	63.46	53.49	—	53.49	18.6%	18.6%
San Francisco - Oakland, CA Metro Area	7	1,547	59.11	—	59.11	69.46	—	69.46	(14.9)%	(14.9)%
Tampa, FL Area	2	571	102.32	—	102.32	71.35	—	71.35	43.4%	43.4%
Washington D.C. - MD - VA Area	9	2,426	43.68	—	43.68	50.05	—	50.05	(12.7)%	(12.7)%
Other Areas	37	6,869	71.50	(35.82)	72.37	55.66	(40.92)	58.51	28.5%	23.7%
Total Portfolio	100	22,313	$62.77	$(34.74)	$62.98	$55.82	$46.44	$56.88	12.5%	10.7%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2021	2021	2021		2020	2020	2020		% Variance	% Variance
Atlanta, GA Area	9	1,426	$3,616	$—	$3,616	7.0%	$759	$—	$759	3.2%	376.4%	376.4%
Boston, MA Area	2	705	(2,351)	—	(2,351)	(4.5)%	(2,889)	414	(2,475)	(10.4)%	18.6%	5.0%
Dallas / Ft. Worth, TX Area	7	1,526	3,978	—	3,978	7.7%	3,242	—	3,242	13.6%	22.7%	22.7%
Houston, TX Area	3	692	2,075	—	2,075	4.0%	605	—	605	2.5%	243.0%	243.0%
Los Angeles, CA Metro Area	6	1,619	5,554	—	5,554	10.7%	4,318	—	4,318	18.1%	28.6%	28.6%
Miami, FL Metro Area	2	414	2,640	—	2,640	5.1%	2,123	(637)	1,486	6.2%	24.4%	77.7%
Minneapolis - St. Paul, MN-WI Area	2	520	(1,139)	187	(952)	(1.8)%	(3,632)	2,082	(1,550)	(6.5)%	68.6%	38.6%
Nashville, TN Area	1	673	2,702	—	2,702	5.2%	2,540	—	2,540	10.6%	6.4%	6.4%
New York / New Jersey Metro Area	6	1,743	(2,184)	(3)	(2,187)	(4.2)%	(2,760)	183	(2,577)	(10.8)%	20.9%	15.1%
Orlando, FL Area	2	524	1,904	(1)	1,903	3.7%	1,583	(259)	1,324	5.5%	20.3%	43.7%
Philadelphia, PA Area	3	648	861	—	861	1.7%	(349)	—	(349)	(1.5)%	346.7%	346.7%
San Diego, CA Area	2	410	1,417	—	1,417	2.7%	422	—	422	1.8%	235.8%	235.8%
San Francisco - Oakland, CA Metro Area	7	1,547	2,347	—	2,347	4.5%	3,278	—	3,278	13.7%	(28.4)%	(28.4)%
Tampa, FL Area	2	571	3,811	—	3,811	7.4%	2,259	—	2,259	9.4%	68.7%	68.7%
Washington D.C. - MD - VA Area	9	2,426	541	—	541	1.0%	(1,876)	—	(1,876)	(7.8)%	128.8%	128.8%
Other Areas	37	6,869	25,696	66	25,762	49.8%	12,694	(187)	12,507	52.4%	102.4%	106.0%
Total Portfolio	100	22,313	$51,468	$249	$51,717	100.0%	$22,317	$1,596	$23,913	100.0%	130.6%	116.3%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
June 30, 2021
(in thousands, except share price)
(unaudited)

June 30, 2021
Common stock shares outstanding	22,321
Partnership units outstanding	402
Combined common stock shares and partnership units outstanding	22,723
Common stock price	$45.60
Market capitalization	$1,036,172
Series D cumulative preferred stock	$32,906
Series F cumulative preferred stock	$36,774
Series G cumulative preferred stock	$47,742
Series H cumulative preferred stock	$36,445
Series I cumulative preferred stock	$34,803
Indebtedness	$3,901,341
Joint venture partner's share of consolidated indebtedness	$(1,927)
Net working capital (see below)	$(530,573)
Total enterprise value (TEV)	$4,593,683

Cash and cash equivalents	$520,340
Restricted cash	$69,895
Accounts receivable, net	$37,225
Prepaid expenses	$15,742
Due from third-party hotel managers, net	$15,032
Due from affiliates, net	$1,725
Total current assets	$659,959

Accounts payable, net & accrued expenses	$129,150
Dividends and distributions payable	$236
Total current liabilities	$129,386

Net working capital*	$530,573
* Includes the Company’s pro rata share of net working capital in joint ventures.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2021	2021	2020	2020	June 30, 2021
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$(4,261)	$(52,353)	$(76,878)	$(59,307)	$(192,799)
Non-property adjustments	(10,965)	69	6,246	(20,029)	(24,679)
Interest income	(6)	(6)	(7)	(6)	(25)
Interest expense	1,535	1,367	1,279	6,012	10,193
Amortization of loan costs	275	272	305	489	1,341
Depreciation and amortization	55,397	57,426	58,286	62,708	233,817
Income tax expense (benefit)	59	—	111	—	170
Non-hotel EBITDA ownership expense	3,615	(956)	1,398	501	4,558
Hotel EBITDA including amounts attributable to noncontrolling interest	45,649	5,819	(9,260)	(9,632)	32,576
Non-comparable adjustments	(22)	271	314	1,067	1,630
Comparable hotel EBITDA	$45,627	$6,090	$(8,946)	$(8,565)	$34,206
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(4,261)	$(44)	$(60,956)	$(65,261)
Non-property adjustments	(10,965)	—	10,965	—
Interest income	(6)	—	6	—
Interest expense	1,535	—	31,331	32,866
Amortization of loan cost	275	—	2,595	2,870
Depreciation and amortization	55,397	149	49	55,595
Income tax expense (benefit)	59	—	513	572
Non-hotel EBITDA ownership expense	3,615	143	(3,758)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	45,649	248	(19,255)	26,642
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(58)	—	58	—
Equity in (earnings) loss of unconsolidated entities	—	—	141	141
Company's portion of EBITDA of OpenKey	—	—	(140)	(140)
Hotel EBITDA attributable to the Company and OP unitholders	$45,591	$248	$(19,196)	$26,643
Non-comparable adjustments	(22)
Comparable hotel EBITDA	$45,627
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(52,353)	$(205)	$(52,832)	$(105,390)
Non-property adjustments	69	—	(69)	—
Interest income	(6)	—	6	—
Interest expense	1,367	—	27,003	28,370
Amortization of loan cost	272	—	4,622	4,894
Depreciation and amortization	57,426	152	49	57,627
Income tax expense (benefit)	—	—	(271)	(271)
Non-hotel EBITDA ownership expense	(956)	13	943	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,819	(40)	(20,549)	(14,770)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	1	—	(1)	—
Equity in (earnings) loss of unconsolidated entities	—	—	137	137
Company's portion of EBITDA of OpenKey	—	—	(135)	(135)
Hotel EBITDA attributable to the Company and OP unitholders	$5,820	$(40)	$(20,548)	$(14,768)
Non-comparable adjustments	271
Comparable hotel EBITDA	$6,090
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(76,878)	$(419)	$(60,293)	$(137,590)
Non-property adjustments	6,246	—	(6,246)	—
Interest income	(7)	—	7	—
Interest expense	1,279	—	30,020	31,299
Amortization of loan cost	305	—	3,616	3,921
Depreciation and amortization	58,286	155	49	58,490
Income tax expense (benefit)	111	—	73	184
Non-hotel EBITDA ownership expense	1,398	6	(1,404)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(9,260)	(258)	(34,178)	(43,696)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	3	—	(3)	—
Equity in (earnings) loss of unconsolidated entities	—	—	169	169
Company's portion of EBITDA of OpenKey	—	—	(169)	(169)
Hotel EBITDA attributable to the Company and OP unitholders	$(9,257)	$(258)	$(34,181)	$(43,696)
Non-comparable adjustments	314
Comparable hotel EBITDA	$(8,946)
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(59,307)	$(530)	$(91,789)	$(151,626)
Non-property adjustments	(20,029)	—	20,029	—
Interest income	(6)	—	6	—
Interest expense	6,012	—	58,498	64,510
Amortization of loan cost	489	—	1,995	2,484
Depreciation and amortization	62,708	153	48	62,909
Income tax expense (benefit)	—	—	366	366
Non-hotel EBITDA ownership expense	501	4	(505)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(9,632)	(373)	(11,352)	(21,357)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(27)	—	27	—
Equity in (earnings) loss of unconsolidated entities	—	—	121	121
Company's portion of EBITDA of OpenKey	—	—	(121)	(121)
Hotel EBITDA attributable to the Company and OP unitholders	$(9,659)	$(373)	$(11,325)	$(21,357)
Non-comparable adjustments	1,067
Comparable hotel EBITDA	$(8,565)
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(144,344)	$(678)	$(97,064)	$(242,086)
Non-property adjustments	27,463	—	(27,463)	—
Interest income	(14)	—	14	—
Interest expense	8,125	—	76,419	84,544
Amortization of loan cost	547	—	2,991	3,538
Depreciation and amortization	64,812	156	48	65,016
Income tax expense (benefit)	(19)	—	(2,169)	(2,188)
Non-hotel EBITDA ownership expense	(43)	2	41	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(43,473)	(520)	(47,183)	(91,176)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	22	—	(22)	—
Equity in (earnings) loss of unconsolidated entities	—	—	79	79
Company's portion of EBITDA of OpenKey	—	—	(78)	(78)
Hotel EBITDA attributable to the Company and OP unitholders	$(43,451)	$(520)	$(47,204)	$(91,175)
Non-comparable adjustments	4,128
Comparable hotel EBITDA	$(39,345)
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(56,614)	$(249)	$(113,788)	$(170,651)
Non-property adjustments	(10,896)	—	10,896	—
Interest income	(12)	—	12	—
Interest expense	2,902	—	58,334	61,236
Amortization of loan cost	547	—	7,217	7,764
Depreciation and amortization	112,823	301	98	113,222
Income tax expense (benefit)	59	—	242	301
Non-hotel EBITDA ownership expense	2,659	156	(2,815)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	51,468	208	(39,804)	11,872
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(57)	—	57	—
Equity in (earnings) loss of unconsolidated entities	—	—	278	278
Company's portion of EBITDA of OpenKey	—	—	(275)	(275)
Hotel EBITDA attributable to the Company and OP unitholders	$51,411	$208	$(39,744)	$11,875
Non-comparable adjustments	249
Comparable hotel EBITDA	$51,717
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(180,163)	$(558)	$(163,285)	$(344,006)
Non-property adjustments	51,453	—	(51,453)	—
Interest income	(51)	—	51	—
Interest expense	12,968	—	122,079	135,047
Amortization of loan cost	1,100	—	9,020	10,120
Depreciation and amortization	130,951	318	97	131,366
Income tax expense (benefit)	—	—	(1,885)	(1,885)
Non-hotel EBITDA ownership expense	6,059	19	(6,078)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	22,317	(221)	(91,454)	(69,358)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(15)	—	15	—
Equity in (earnings) loss of unconsolidated entities	—	—	158	158
Company's portion of EBITDA of OpenKey	—	—	(156)	(156)
Hotel EBITDA attributable to the Company and OP unitholders	$22,302	$(221)	$(91,437)	$(69,356)
Non-comparable adjustments	1,596
Comparable hotel EBITDA	$23,913
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(1,194)	$(2,888)	$(1,296)	$297	$430	$57	$(770)	$789	$(4,866)
Non-property adjustments	—	—	—	—	—	—	(34)	—	(327)
Interest income	—	—	(1)	—	(1)	—	—	—	(1)
Interest expense	199	215	—	—	—	—	—	—	—
Amortization of loan costs	8	70	—	—	—	—	—	—	—
Depreciation and amortization	3,841	2,462	4,214	1,278	3,596	1,673	860	2,504	4,248
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(13)	(247)	349	142	82	130	(149)	(116)	1,546
Hotel EBITDA including amounts attributable to noncontrolling interest	2,841	(388)	3,266	1,717	4,107	1,860	(93)	3,177	600
Non-comparable adjustments	—	—	—	—	—	—	—	—	(3)
Comparable hotel EBITDA	$2,841	$(388)	$3,266	$1,717	$4,107	$1,860	$(93)	$3,177	$597

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(254)	$(221)	$222	$(1,891)	$811	$(7,948)	$14,461	$(4,261)
Non-property adjustments	—	—	—	—	—	—	(10,604)	(10,965)
Interest income	—	—	(1)	—	—	(1)	(1)	(6)
Interest expense	—	—	—	224	—	439	458	1,535
Amortization of loan costs	—	—	—	37	—	63	97	275
Depreciation and amortization	1,554	1,291	677	3,526	1,400	7,260	15,013	55,397
Income tax expense (benefit)	—	—	—	—	—	—	59	59
Non-hotel EBITDA ownership expense	50	(28)	166	(159)	(246)	831	1,277	3,615
Hotel EBITDA including amounts attributable to noncontrolling interest	1,350	1,042	1,064	1,737	1,965	644	20,760	45,649
Non-comparable adjustments	(1)	—	—	—	—	—	(18)	(22)
Comparable hotel EBITDA	$1,349	$1,042	$1,064	$1,737	$1,965	$644	$20,742	$45,627
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2020
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(7,739)	$(17,300)	$(7,320)	$(2,843)	$(5,258)	$(4,069)	$(5,019)	$(4,670)	$(13,191)
Non-property adjustments	—	9,323	—	—	—	—	—	—	—
Interest income	(1)	—	(1)	—	(1)	—	—	—	(1)
Interest expense	114	1,883	—	—	—	—	—	—	4,000
Amortization of loan costs	35	59	—	—	—	—	—	—	192
Depreciation and amortization	3,974	3,136	4,681	1,412	4,005	2,195	2,084	2,606	4,852
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	22	11	76	20	(125)	4	33	(471)	58
Hotel EBITDA including amounts attributable to noncontrolling interest	(3,595)	(2,888)	(2,564)	(1,411)	(1,379)	(1,870)	(2,902)	(2,535)	(4,090)
Non-comparable adjustments	—	387	—	—	—	244	1,701	—	248
Comparable hotel EBITDA	$(3,595)	$(2,501)	$(2,564)	$(1,411)	$(1,379)	$(1,626)	$(1,201)	$(2,535)	$(3,842)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(3,195)	$(2,086)	$(1,284)	$(6,288)	$(2,811)	$(15,246)	$(46,025)	$(144,344)
Non-property adjustments	—	—	—	—	—	—	18,140	27,463
Interest income	—	—	(1)	(1)	—	(1)	(7)	(14)
Interest expense	—	—	—	647	—	541	940	8,125
Amortization of loan costs	—	—	—	15	—	59	187	547
Depreciation and amortization	2,241	1,390	744	3,636	1,524	7,950	18,382	64,812
Income tax expense (benefit)	—	—	—	—	—	—	(19)	(19)
Non-hotel EBITDA ownership expense	(28)	(7)	(1)	85	(25)	281	24	(43)
Hotel EBITDA including amounts attributable to noncontrolling interest	(982)	(703)	(542)	(1,906)	(1,312)	(6,416)	(8,378)	(43,473)
Non-comparable adjustments	331	—	—	—	—	—	1,217	4,128
Comparable hotel EBITDA	$(651)	$(703)	$(542)	$(1,906)	$(1,312)	$(6,416)	$(7,161)	$(39,345)
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(4,211)	$(7,519)	$(5,018)	$(686)	$(1,724)	$(955)	$(2,851)	$(1,936)	$(12,060)
Non-property adjustments	—	—	—	—	—	—	90	—	(327)
Interest income	(1)	—	(1)	—	(2)	—	—	—	(1)
Interest expense	202	433	—	—	—	—	—	—	—
Amortization of loan costs	15	139	—	—	—	—	—	—	—
Depreciation and amortization	7,711	5,044	8,510	2,625	7,294	3,411	1,775	5,055	8,887
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(100)	(448)	487	136	(14)	184	(153)	(417)	1,317
Hotel EBITDA including amounts attributable to noncontrolling interest	3,616	(2,351)	3,978	2,075	5,554	2,640	(1,139)	2,702	(2,184)
Non-comparable adjustments	—	—	—	—	—	—	187	—	(3)
Comparable hotel EBITDA	$3,616	$(2,351)	$3,978	$2,075	$5,554	$2,640	$(952)	$2,702	$(2,187)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(1,334)	$(1,731)	$(130)	$(5,351)	$1,304	$(15,434)	$3,022	$(56,614)
Non-property adjustments	—	—	—	—	(55)	—	(10,604)	(10,896)
Interest income	—	(1)	(1)	—	—	(1)	(4)	(12)
Interest expense	—	—	—	466	—	882	919	2,902
Amortization of loan costs	—	—	—	73	—	124	196	547
Depreciation and amortization	3,160	2,615	1,383	7,125	2,837	14,718	30,673	112,823
Income tax expense (benefit)	—	—	—	—	—	—	59	59
Non-hotel EBITDA ownership expense	78	(22)	165	34	(275)	252	1,435	2,659
Hotel EBITDA including amounts attributable to noncontrolling interest	1,904	861	1,417	2,347	3,811	541	25,696	51,468
Non-comparable adjustments	(1)	—	—	—	—	—	66	249
Comparable hotel EBITDA	$1,903	$861	$1,417	$2,347	$3,811	$541	$25,762	$51,717
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2020
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(8,344)	$(21,738)	$(6,282)	$(2,367)	$(3,860)	$(2,465)	$(8,129)	$(3,006)	$(19,469)
Non-property adjustments	—	9,323	—	—	—	—	—	—	—
Interest income	(1)	—	(3)	—	(4)	(1)	(4)	—	(3)
Interest expense	272	2,768	—	—	—	—	—	—	6,056
Amortization of loan costs	84	118	—	—	—	—	—	—	381
Depreciation and amortization	7,942	6,283	9,281	2,852	8,158	4,431	4,175	5,260	9,662
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	806	357	246	120	24	158	326	286	613
Hotel EBITDA including amounts attributable to noncontrolling interest	759	(2,889)	3,242	605	4,318	2,123	(3,632)	2,540	(2,760)
Non-comparable adjustments	—	414	—	—	—	(637)	2,082	—	183
Comparable hotel EBITDA	$759	$(2,475)	$3,242	$605	$4,318	$1,486	$(1,550)	$2,540	$(2,577)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(3,022)	$(3,263)	$(1,136)	$(5,232)	$(888)	$(20,498)	$(70,464)	$(180,163)
Non-property adjustments	—	—	—	—	—	—	42,130	51,453
Interest income	(2)	(1)	(1)	(7)	—	(7)	(17)	(51)
Interest expense	—	—	—	940	—	1,307	1,625	12,968
Amortization of loan costs	—	—	—	31	—	118	368	1,100
Depreciation and amortization	4,486	2,836	1,529	7,192	3,073	15,943	37,848	130,951
Income tax expense (benefit)	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	121	79	30	354	74	1,261	1,204	6,059
Hotel EBITDA including amounts attributable to noncontrolling interest	1,583	(349)	422	3,278	2,259	(1,876)	12,694	22,317
Non-comparable adjustments	(259)	—	—	—	—	—	(187)	1,596
Comparable hotel EBITDA	$1,324	$(349)	$422	$3,278	$2,259	$(1,876)	$12,507	$23,913
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended June 30, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(733)	$(7,109)	$(15,207)	$(1,791)	$(6,751)	$(17,858)	$(59,172)	$(17,290)	$(19,525)	$(3,492)	$(312)
Non-property adjustments	—	—	—	—	—	—	(55)	(352)	—	—	—
Interest income	(10)	(4)	—	—	—	—	—	(9)	(2)	—	—
Interest expense	—	—	—	—	—	—	—	—	2	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	6,051	6,944	14,383	10,786	13,119	16,985	60,628	24,369	20,541	5,817	1,708
Income tax expense (benefit)	25	58	—	—	—	—	—	33	—	—	—
Non-hotel EBITDA ownership expense	134	277	719	1,277	(16)	(15)	2,541	(728)	451	43	(26)
Hotel EBITDA including amounts attributable to noncontrolling interest	5,467	166	(105)	10,272	6,352	(888)	3,942	6,023	1,467	2,368	1,370
Non-comparable adjustments	—	—	—	—	—	—	5	—	—	—	—
Comparable hotel EBITDA	$5,467	$166	$(105)	$10,272	$6,352	$(888)	$3,947	$6,023	$1,467	$2,368	$1,370

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$9,931	$(756)	$(13,849)	$(5,970)	$(3,749)	$(477)	$(1,725)	$(12,728)	$(12,158)	$(835)	$(1,693)
Non-property adjustments	(10,605)	—	—	(125)	—	—	—	243	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	2,230	—	—	408	2,495	—	—	682
Amortization of loan costs	—	—	—	245	—	—	31	268	—	—	196
Depreciation and amortization	425	1,294	13,290	3,007	2,564	439	1,557	6,220	10,868	2,030	1,579
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	41	164	(271)	1	111	73	121	(200)	(520)	(3)	157
Hotel EBITDA including amounts attributable to noncontrolling interest	(208)	702	(830)	(612)	(1,074)	35	392	(3,702)	(1,810)	1,192	921
Non-comparable adjustments	208	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$702	$(830)	$(612)	$(1,074)	$35	$392	$(3,702)	$(1,810)	$1,192	$921

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(6,195)	$(357)	$(130)	$(66)	$64,786	$18,294	$(30,196)	$(37,896)	$(7,790)	$(192,799)
Non-property adjustments	—	—	—	—	(65,223)	(19,675)	28,778	35,750	6,585	(24,679)
Interest income	—	—	—	—	—	—	—	—	—	(25)
Interest expense	1,188	—	—	1,583	1	—	—	1,604	—	10,193
Amortization of loan costs	386	—	—	110	—	—	—	105	—	1,341
Depreciation and amortization	3,633	382	567	1,200	881	1,058	761	284	447	233,817
Income tax expense (benefit)	—	7	47	—	—	—	—	—	—	170
Non-hotel EBITDA ownership expense	25	18	8	147	76	41	(25)	(80)	17	4,558
Hotel EBITDA including amounts attributable to noncontrolling interest	(963)	50	492	2,974	521	(282)	(682)	(233)	(741)	32,576
Non-comparable adjustments	—	—	—	—	(521)	282	682	233	741	1,630
Comparable hotel EBITDA	$(963)	$50	$492	$2,974	$—	$—	$—	$—	$—	$34,206
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$737	$(750)	$(1,285)	$1,750	$1,150	$(2,888)	$(7,456)	$1,151	$(1,361)	$(203)	$421
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(3)	(1)	—	—	—	—	—	(2)	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,479	1,586	3,482	2,553	3,186	4,142	14,791	5,608	4,948	1,436	398
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	51	84	562	1,126	(256)	(32)	2,527	(644)	456	52	(87)
Hotel EBITDA including amounts attributable to noncontrolling interest	2,264	919	2,759	5,429	4,080	1,222	9,862	6,113	4,043	1,285	732
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,264	$919	$2,759	$5,429	$4,080	$1,222	$9,862	$6,113	$4,043	$1,285	$732

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$10,498	$(33)	$305	$(1,213)	$(847)	$(111)	$(508)	$(1,714)	$(2,104)	$(32)	$348
Non-property adjustments	(10,605)	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	440	—	—	199	215	—	—	168
Amortization of loan costs	—	—	—	61	—	—	8	70	—	—	—
Depreciation and amortization	41	320	3,247	745	612	92	384	1,495	2,551	504	371
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	63	77	(236)	14	93	43	(14)	(267)	4	(32)	119
Hotel EBITDA including amounts attributable to noncontrolling interest	(3)	364	3,316	47	(142)	24	69	(201)	451	440	1,006
Non-comparable adjustments	3	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$364	$3,316	$47	$(142)	$24	$69	$(201)	$451	$440	$1,006

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,010)	$15	$81	$413	$—	$23	$—	$330	$32	$(4,261)
Non-property adjustments	—	—	—	—	—	—	—	(327)	(33)	(10,965)
Interest income	—	—	—	—	—	—	—	—	—	(6)
Interest expense	289	—	—	224	—	—	—	—	—	1,535
Amortization of loan costs	99	—	—	37	—	—	—	—	—	275
Depreciation and amortization	895	93	135	303	—	—	—	—	—	55,397
Income tax expense (benefit)	—	7	52	—	—	—	—	—	—	59
Non-hotel EBITDA ownership expense	(120)	(2)	4	30	—	—	—	—	—	3,615
Hotel EBITDA including amounts attributable to noncontrolling interest	153	113	272	1,007	—	23	—	3	(1)	45,649
Non-comparable adjustments	—	—	—	—	—	(23)	—	(3)	1	(22)
Comparable hotel EBITDA	$153	$113	$272	$1,007	$—	$—	$—	$—	$—	$45,627
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(791)	$(2,422)	$(4,763)	$(1,397)	$(4,014)	$(4,617)	$(18,366)	$(7,625)	$(6,914)	$(1,103)	$(211)
Non-property adjustments	—	—	—	—	—	—	—	(352)	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	(2)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,534	1,793	3,579	2,737	3,286	4,147	15,209	6,260	5,202	1,451	444
Income tax expense (benefit)	25	58	—	—	—	—	—	33	—	—	—
Non-hotel EBITDA ownership expense	(25)	35	112	104	330	61	87	134	111	(64)	45
Hotel EBITDA including amounts attributable to noncontrolling interest	741	(537)	(1,072)	1,444	(398)	(409)	(3,070)	(1,552)	(1,603)	284	278
Non-comparable adjustments	—	—	—	—	—	—	5	—	—	—	—
Comparable hotel EBITDA	$741	$(537)	$(1,072)	$1,444	$(398)	$(409)	$(3,065)	$(1,552)	$(1,603)	$284	$278

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$(173)	$(214)	$(4,388)	$(1,584)	$(967)	$(66)	$(360)	$(3,603)	$(3,373)	$(423)	$(443)
Non-property adjustments	—	—	—	(125)	—	—	—	243	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	406	—	—	103	245	—	—	(154)
Amortization of loan costs	—	—	—	61	—	—	8	69	—	—	49
Depreciation and amortization	133	325	3,356	743	634	118	392	1,573	2,832	509	374
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(28)	19	317	(16)	9	12	14	23	(68)	40	13
Hotel EBITDA including amounts attributable to noncontrolling interest	(68)	130	(715)	(515)	(324)	64	157	(1,450)	(609)	126	(161)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(68)	$130	$(715)	$(515)	$(324)	$64	$157	$(1,450)	$(609)	$126	$(161)

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,618)	$(162)	$(108)	$(219)	$—	$27	$10	$11	$(356)	$(52,353)
Non-property adjustments	—	—	—	—	—	(15)	(10)	—	124	69
Interest income	—	—	—	—	—	—	—	—	—	(6)
Interest expense	259	—	—	420	—	—	—	—	—	1,367
Amortization of loan costs	96	—	—	22	—	—	—	—	—	272
Depreciation and amortization	910	95	144	298	—	—	—	—	31	57,426
Income tax expense (benefit)	—	—	(5)	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	74	18	—	16	—	—	—	3	1	(956)
Hotel EBITDA including amounts attributable to noncontrolling interest	(279)	(49)	31	537	—	12	—	14	(200)	5,819
Non-comparable adjustments	—	—	—	—	—	(12)	—	(14)	200	271
Comparable hotel EBITDA	$(279)	$(49)	$31	$537	$—	$—	$—	$—	$—	$6,090
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(791)	$(2,422)	$(4,763)	$(1,397)	$(4,014)	$(4,617)	$(18,366)	$(7,625)	$(6,914)	$(1,103)	$(211)
Non-property adjustments	—	—	—	—	—	—	—	(352)	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	(2)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,534	1,793	3,579	2,737	3,286	4,147	15,209	6,260	5,202	1,451	444
Income tax expense (benefit)	25	58	—	—	—	—	—	33	—	—	—
Non-hotel EBITDA ownership expense	(25)	35	112	104	330	61	87	134	111	(64)	45
Hotel EBITDA including amounts attributable to noncontrolling interest	741	(537)	(1,072)	1,444	(398)	(409)	(3,070)	(1,552)	(1,603)	284	278
Non-comparable adjustments	—	—	—	—	—	—	5	—	—	—	—
Comparable hotel EBITDA	$741	$(537)	$(1,072)	$1,444	$(398)	$(409)	$(3,065)	$(1,552)	$(1,603)	$284	$278

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$(173)	$(214)	$(4,388)	$(1,584)	$(967)	$(66)	$(360)	$(3,603)	$(3,373)	$(423)	$(443)
Non-property adjustments	—	—	—	(125)	—	—	—	243	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	406	—	—	103	245	—	—	(154)
Amortization of loan costs	—	—	—	61	—	—	8	69	—	—	49
Depreciation and amortization	133	325	3,356	743	634	118	392	1,573	2,832	509	374
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(28)	19	317	(16)	9	12	14	23	(68)	40	13
Hotel EBITDA including amounts attributable to noncontrolling interest	(68)	130	(715)	(515)	(324)	64	157	(1,450)	(609)	126	(161)
Non-comparable adjustments	68	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$130	$(715)	$(515)	$(324)	$64	$157	$(1,450)	$(609)	$126	$(161)

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,618)	$(162)	$(108)	$(219)	$—	$27	$10	$11	$(7,002)	$(76,878)
Non-property adjustments	—	—	—	—	—	(15)	(10)	—	6,505	6,246
Interest income	—	—	—	—	—	—	—	—	—	(7)
Interest expense	259	—	—	420	—	—	—	—	—	1,279
Amortization of loan costs	96	—	—	22	—	—	—	—	—	305
Depreciation and amortization	910	95	144	298	—	—	—	—	208	58,286
Income tax expense (benefit)	—	—	(5)	—	—	—	—	—	—	111
Non-hotel EBITDA ownership expense	74	18	—	16	—	—	—	3	22	1,398
Hotel EBITDA including amounts attributable to noncontrolling interest	(279)	(49)	31	537	—	12	—	14	(267)	(9,260)
Non-comparable adjustments	—	—	—	—	—	(12)	—	(14)	267	314
Comparable hotel EBITDA	$(279)	$(49)	$31	$537	$—	$—	$—	$—	$—	$(8,946)
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(770)	$(1,980)	$(5,084)	$(1,637)	$(1,056)	$(5,191)	$(19,062)	$(7,483)	$(7,026)	$(1,589)	$(390)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(3)	(1)	—	—	—	—	—	(2)	—	—	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,548	1,848	3,720	2,881	3,326	4,255	15,524	6,561	5,310	1,485	447
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	51	15	(40)	10	(20)	247	211	(27)	(122)	13	14
Hotel EBITDA including amounts attributable to noncontrolling interest	826	(118)	(1,404)	1,254	2,250	(689)	(3,327)	(951)	(1,837)	(91)	71
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$826	$(118)	$(1,404)	$1,254	$2,250	$(689)	$(3,327)	$(951)	$(1,837)	$(91)	$71

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$(177)	$(244)	$(5,793)	$(1,960)	$(935)	$(205)	$(383)	$(4,566)	$(4,587)	$(188)	$(923)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	941	—	—	103	1,818	—	—	501
Amortization of loan costs	—	—	—	61	—	—	7	60	—	—	147
Depreciation and amortization	118	327	3,382	768	695	131	391	1,583	2,882	511	375
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(6)	3	(66)	(4)	8	9	7	107	38	(11)	12
Hotel EBITDA including amounts attributable to noncontrolling interest	(65)	86	(2,477)	(194)	(232)	(65)	125	(998)	(1,667)	312	112
Non-comparable adjustments	65	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$86	$(2,477)	$(194)	$(232)	$(65)	$125	$(998)	$(1,667)	$312	$112

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,931)	$(81)	$15	$(203)	$64,786	$18,244	$(30,207)	$(38,237)	$(464)	$(59,307)
Non-property adjustments	—	—	—	—	(65,223)	(19,660)	28,788	36,077	(11)	(20,029)
Interest income	—	—	—	—	—	—	—	—	—	(6)
Interest expense	345	—	—	698	1	—	—	1,604	—	6,012
Amortization of loan costs	94	—	—	15	—	—	—	105	—	489
Depreciation and amortization	909	100	148	291	881	1,058	761	284	208	62,708
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	34	(2)	1	16	76	41	(25)	(83)	(6)	501
Hotel EBITDA including amounts attributable to noncontrolling interest	(549)	17	164	817	521	(317)	(683)	(250)	(273)	(9,632)
Non-comparable adjustments	—	—	—	—	(521)	317	683	250	273	1,067
Comparable hotel EBITDA	$(549)	$17	$164	$817	$—	$—	$—	$—	$—	$(8,565)
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.